Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
21.	Subsequent Events

a)

The Partnership has approved the acquisition of the Petrojarl Knarr FPSO unit (or the Petrojarl Knarr) from Teekay Corporation, subject to the unit achieving first oil and commencing its charter contract. The purchase price for the Petrojarl Knarr, which is based on a fully built-up cost of approximately $1.25 billion, is expected to be financed through the assumption of an existing $815 million long-term debt facility and up to $450 million of a combination of units issued and short-term credit financing from Teekay Corporation. The Partnership expects to complete the acquisition of the Petrojarl Knarr during the second quarter of 2015.

b)

In March 2015, the Partnership sold a 1997-built shuttle tanker, the Navion Svenita, for gross proceeds of $8.8 million. During 2014, the vessel was written down to its estimated fair value, using an appraised value. The Partnership will record the resulting gain on sale of the vessel during the first quarter of 2015.